T. Rowe Price International Funds, Inc.

T. Rowe Price International Discovery Fund

T. Rowe Price Japan Fund

Supplement to prospectus dated March 1, 2004

Effective March 4, 2004, the first paragraph under "Who runs the funds?" on page 31 of the funds` prospectus will be replaced with the following:

General Oversight

The corporation is governed by a Board of Directors/Trustees that meets regularly to review fund investments, performance, expenses, and other business affairs. The Board elects the corporation`s officers. The majority of Board members are independent of T. Rowe Price International and T. Rowe Price Global Investment Services Limited ("Global Investment Services").

The Management Fee section on page 33 will be revised to include the following sentence:

T. Rowe Price International will pay Global Investment Services 60% of T. Rowe Price International`s fee for managing the Japan Fund and 50% of T. Rowe Price International`s fee attributable to the Japanese investments of the International
Discovery Fund.

The date of this supplement is March 4, 2004.

C01-040 3/4/04